Exhibit 99.2

Consolidated Balance Sheets							Amounts in thousands
Unaudited
Last updated October 24, 2007	At December 31,				Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,
	2000	2001	2002	2003	2004	2004	2004	2004	2005	2005	2005	2005	2006	2006	2006	2006	2007	2007	2007
Assets
Current assets:
Cash and cash equivalents	17,128	6,258	8,038	8,360	8,352	8,912	21,806	18,944	33,155	30,292	39,594	40,874	42,444	30,546	38,114	39,208	44,899	33,842	33,109
Short-term investments	-	-	-	-	-	-	25,943	31,188	19,698	24,181	20,883	23,314	27,063	35,203	36,906	39,127	37,578	52,911	56,823
Accounts receivable	5,649	3,711	6,637	10,415	12,003	14,034	17,968	16,939	13,552	15,799	21,968	25,462	31,615	26,250	25,347	32,021	25,050	27,797	24,690
Term receivables	2,839	3,600	3,085	4,926	5,080	5,849	8,232	10,090	13,275	14,733	14,105	15,376	17,268	19,255	22,587	23,806	20,555	15,756	13,773
Less allowance for doubtful accounts	(941)	(728)	(519)	(902)	(1,221)	(1,274)	(2,626)	(1,581)	(1,627)	(1,608)	(1,960)	(2,209)	(2,090)	(2,331)	(3,225)	(2,621)	(2,273)	(2,046)	(2,009)
Prepaid & other current assets	526	510	466	509	1,017	1,778	1,265	1,255	1,272	1,196	1,771	1,993	2,439	2,514	2,874	2,498	3,676	4,980	5,786
Total current assets	25,201	13,351	17,707	23,308	25,231	29,299	72,588	76,835	79,325	84,593	96,361	104,810	118,739	111,437	122,603	134,039	129,485	133,240	132,172

Property and equipment, net	3,044	3,931	3,319	2,942	3,234	3,553	4,001	4,393	4,842	5,375	5,597	6,451	6,632	8,620	8,470	10,073	10,715	10,494	10,451
Term receivables, noncurrent	-	-	924	2,278	2,415	3,673	3,777	5,756	8,256	10,234	10,801	10,697	12,611	15,765	22,193	24,805	19,349	13,239	11,170
Intangible and other assets, net	496	1,343	1,152	858	1,145	1,068	1,157	1,325	1,232	2,028	1,892	1,718	1,447	9,699	9,302	9,325	9,380	9,352	9,221
Total assets	28,741	18,625	23,102	29,386	32,025	37,593	81,523	88,309	93,655	102,230	114,651	123,676	139,429	145,521	162,568	178,242	168,929	166,325	163,014

Liabilities, Preferred Stock and Stockholders' Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	2,819	2,335	2,039	3,179	4,197	4,293	5,452	5,435	6,397	6,600	7,635	8,041	9,231	8,970	8,591	12,005	13,818	14,688	14,855
Commissions and bonuses payable	1,025	531	1,076	1,636	1,469	2,133	2,248	2,648	1,971	2,550	3,344	2,910	3,706	3,066	4,001	4,069	2,902	2,918	2,889
Current portion of long-term debt	7	2,042	3,282	1,390	1,324	1,349	15	-	-	31	29	30	30	35	35	31	32	32	42
Deferred revenue	12,317	14,843	17,392	26,127	25,368	30,780	32,796	36,020	37,899	40,669	45,694	48,673	54,191	56,222	59,218	67,560	67,444	66,660	69,665
Total current liabilities	16,168	19,751	23,789	32,332	32,358	38,555	40,511	44,103	46,267	49,850	56,702	59,654	67,158	68,293	71,845	83,665	84,196	84,298	87,451

Deferred revenue, noncurrent	4,843	4,031	7,291	9,426	11,361	9,997	11,695	13,105	14,911	16,699	18,058	19,250	26,715	31,012	43,402	47,018	41,241	41,718	37,139
Long-term debt	-	1,185	940	484	1,046	1,377	-	-	-	131	125	117	109	123	113	85	77	69	79

Preferred stock	31,075	32,340	32,373	32,398	32,442	32,446	-	-	-	-	-	-	-	-	-	-	-	-	-

Stockholders' equity (deficit):
Common stock and warrants	21	21	14	15	15	15	320	320	233	137	138	32	32	32	32	33	33	33	33
Additional paid-in capital	(1,109)	(1,051)	(986)	(912)	(807)	(721)	71,663	72,367	73,042	74,479	76,339	78,312	79,536	81,856	83,428	86,069	88,064	90,750	92,486
Other comprehensive income (loss)	(38)	(91)	(9)	73	(40)	(360)	(390)	(605)	(618)	(445)	(433)	(401)	(393)	(312)	(250)	(332)	(384)	(504)	(551)
Accumulated deficit	(22,219)	(37,561)	(40,310)	(44,430)	(44,350)	(43,716)	(42,276)	(40,981)	(40,180)	(38,621)	(36,278)	(33,288)	(33,728)	(35,483)	(36,002)	(38,296)	(44,298)	(50,039)	(53,623)
Total stockholders' equity (deficit)	(23,345)	(38,682)	(41,291)	(45,254)	(45,182)	(44,782)	29,317	31,101	32,477	35,550	39,766	44,655	45,447	46,093	47,208	47,474	43,415	40,240	38,345
Total liabilities, preferred stock and
stockholders' equity (deficit)	28,741	18,625	23,102	29,386	32,025	37,593	81,523	88,309	93,655	102,230	114,651	123,676	139,429	145,521	162,568	178,242	168,929	166,325	163,014

RightNow provides this information as of the "last updated" date above and makes no commitment to subsequently update the information.
You are encouraged to read RightNow's most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Consolidated Statements of Operations
Unaudited						Amounts in thousands, except per share data
Last updated October 24, 2007
	Fiscal Year						2004			2005					2006					2007
	2000	2001	2002	2003	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	YTD
Revenue:
Software, hosting and support	10,549	18,998	23,338	29,300	10,720	11,709	12,976	14,359	49,764	13,874	16,864	18,005	19,201	67,944	19,310	20,636	23,754	22,557	86,257	19,819	20,693	22,366	62,878
Professional services	758	2,009	3,603	6,579	2,137	3,053	3,450	3,360	12,000	4,468	4,214	5,149	5,373	19,204	5,321	6,272	6,334	6,204	24,131	5,883	5,772	6,880	18,535
Total revenue	11,307	21,007	26,941	35,879	12,857	14,762	16,426	17,719	61,764	18,342	21,078	23,154	24,574	87,148	24,631	26,908	30,088	28,761	110,388	25,702	26,465	29,246	81,413

Cost of revenue:
Software, hosting and support	3,306	4,636	4,279	5,263	1,579	1,636	1,729	1,797	6,741	2,064	2,276	2,253	2,518	9,111	2,771	3,159	3,667	3,663	13,260	4,394	4,565	4,604	13,563
Professional services	485	1,335	2,156	3,740	1,310	1,573	1,979	2,344	7,206	2,696	2,879	3,026	3,355	11,956	4,104	4,941	4,969	5,096	19,110	5,171	5,036	5,667	15,874
Total cost of revenue	3,791	5,971	6,435	9,003	2,889	3,209	3,708	4,141	13,947	4,760	5,155	5,279	5,873	21,067	6,875	8,100	8,636	8,759	32,370	9,565	9,601	10,271	29,437

Gross profit	7,516	15,036	20,506	26,876	9,968	11,553	12,718	13,578	47,817	13,582	15,923	17,875	18,701	66,081	17,756	18,808	21,452	20,002	78,018	16,137	16,864	18,975	51,976

Operating expenses:
Sales and marketing	20,756	22,050	15,939	20,809	6,848	8,037	8,055	9,046	31,986	9,457	10,557	11,248	11,421	42,683	13,726	14,852	16,535	16,391	61,504	15,727	15,788	16,516	48,031
Research and development	3,639	4,584	4,117	5,915	1,805	1,807	2,028	2,167	7,807	2,161	2,426	2,937	2,904	10,428	3,130	3,476	3,740	4,132	14,478	4,296	4,343	4,308	12,947
General and administrative	3,375	3,973	2,842	3,518	1,153	1,016	1,164	1,288	4,621	1,410	1,586	1,627	1,822	6,445	2,056	2,709	2,333	2,480	9,578	2,860	3,178	2,680	8,718
Total operating expenses	27,770	30,607	22,898	30,242	9,806	10,860	11,247	12,501	44,414	13,028	14,569	15,812	16,147	59,556	18,912	21,037	22,608	23,003	85,560	22,883	23,309	23,504	69,696

Operating income (loss)	(20,254)	(15,571)	(2,392)	(3,366)	162	693	1,471	1,077	3,403	554	1,354	2,063	2,554	6,525	(1,156)	(2,229)	(1,156)	(3,001)	(7,542)	(6,746)	(6,445)	(4,529)	(17,720)
Interest and other income (expense), net	607	229	(357)	(215)	(64)	(46)	30	226	146	292	331	440	583	1,646	672	768	740	884	3,064	828	885	1,004	2,717

Income (loss) before income taxes	(19,647)	(15,342)	(2,749)	(3,581)	98	647	1,501	1,303	3,549	846	1,685	2,503	3,137	8,171	(484)	(1,461)	(416)	(2,117)	(4,478)	(5,918)	(5,560)	(3,525)	(15,003)
(Provision) benefit for income taxes	-	-	-	(539)	(18)	(13)	(61)	(8)	(100)	(45)	(126)	(160)	(147)	(478)	44	(294)	(103)	(177)	(530)	(84)	(181)	(59)	(324)
Net income (loss)	(19,647)	(15,342)	(2,749)	(4,120)	80	634	1,440	1,295	3,449	801	1,559	2,343	2,990	7,693	(440)	(1,755)	(519)	(2,294)	(5,008)	(6,002)	(5,741)	(3,584)	(15,327)

Net income (loss) per share:
Basic	$ (1.42)	$ (1.10)	$ (0.19)	$ (0.28)	$ 0.01	$ 0.04	$ 0.06	$ 0.04	$ 0.17	$ 0.03	$ 0.05	$ 0.08	$ 0.09	$ 0.25	$ (0.01)	$ (0.05)	$ (0.02)	$ (0.07)	$ (0.16)	$ (0.18)	$ (0.17)	$ (0.11)	$ (0.46)
Diluted	$ (1.42)	$ (1.10)	$ (0.19)	$ (0.28)	$ 0.00	$ 0.02	$ 0.05	$ 0.04	$ 0.12	$ 0.02	$ 0.05	$ 0.07	$ 0.09	$ 0.23	$ (0.01)	$ (0.05)	$ (0.02)	$ (0.07)	$ (0.16)	$ (0.18)	$ (0.17)	$ (0.11)	$ (0.46)

Shares used in the computation:
Basic	13,810	14,006	14,284	14,560	14,792	15,185	23,734	29,005	20,738	29,816	30,232	30,802	31,652	30,631	31,943	32,172	32,316	32,529	32,241	32,858	32,983	33,094	32,979
Diluted	13,810	14,006	14,284	14,560	25,143	26,187	30,671	33,665	29,177	33,559	33,367	33,667	34,199	33,695	31,943	32,172	32,316	32,529	32,241	32,858	32,983	33,094	32,979

Supplemental information of stock-based
compensation expense included in:
Cost of software, hosting and support	-	-	-	-	-	-	-	-	-	-	-	-	-	-	38	55	52	48	193	58	79	84	221
Cost of professional services	-	-	-	-	-	-	-	-	-	-	-	-	-	-	97	137	124	113	471	125	149	217	491
Sales and marketing	-	-	-	-	-	-	-	-	-	-	-	-	-	-	366	535	529	499	1,929	658	731	542	1,931
Research and development	-	-	-	-	-	-	-	-	-	-	-	-	-	-	159	233	230	212	834	226	289	166	681
General and administrative	-	-	-	-	-	-	-	-	-	-	-	-	-	-	123	718	179	181	1,201	235	743	199	1,177
Total stock-based compensation	-	-	-	-	-	-	-	-	-	-	-	-	-	-	783	1,678	1,114	1,053	4,628	1,302	1,991	1,208	4,501

RightNow provides this information as of the "last updated" date above and makes no commitment to subsequently update the information.
You are encouraged to read RightNow's most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Consolidated Statements of Cash Flow							Amounts in thousands
Unaudited
Last updated October 24, 2007	Fiscal Years						2004			2005					2006					2007
	2000	2001	2002	2003	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	YTD
Operating activities
Net income (loss)	(19,647)	(15,342)	(2,749)	(4,120)	80	634	1,440	1,295	3,449	801	1,559	2,343	2,990	7,693	(440)	(1,755)	(519)	(2,294)	(5,008)	(6,002)	(5,741)	(3,584)	(15,327)
Noncash adjustments:
Depreciation and amortization	532	1,486	2,051	2,474	624	711	746	709	2,790	742	828	892	944	3,406	1,105	1,337	1,556	1,683	5,681	1,675	1,880	1,869	5,424
Provision for losses on accounts receivable	1,715	2,032	259	477	85	117	349	(62)	489	52	(8)	216	161	421	(248)	7	292	255	306	(69)	13	401	345
Stock-based compensation expense				-	-	-	-	-	-	-	-	-	-	-	783	1,678	1,114	1,053	4,628	1,302	1,991	1,208	4,501
Changes in operating accounts:																							-
Receivables	(6,846)	(1,295)	(3,636)	(6,678)	(1,550)	(4,178)	(5,366)	(3,563)	(14,657)	(2,402)	(5,866)	(6,072)	(4,796)	(19,136)	(9,798)	1,386	(8,117)	(10,958)	(27,487)	15,427	8,224	6,933	30,584
Prepaid and other current assets	(459)	(338)	(95)	(156)	(261)	(536)	(344)	(23)	(1,164)	(44)	67	(609)	(208)	(794)	(167)	8	(225)	193	(191)	(1,471)	(1,612)	(803)	(3,886)
Accounts payable and accrued liabilities	2,071	(435)	(378)	1,040	580	438	532	425	1,975	984	373	1,071	502	2,930	1,191	(638)	(373)	3,277	3,457	1,748	810	89	2,647
Commissions and bonusses payable	789	(510)	525	520	(175)	671	102	390	988	(663)	588	807	(423)	309	787	(752)	932	58	1,025	(1,171)	(1)	(47)	(1,219)
Deferred revenue	12,991	2,367	5,723	10,655	1,117	4,406	3,694	4,103	13,320	3,819	4,941	6,523	4,484	19,767	12,976	5,349	15,184	11,273	44,782	(6,056)	(814)	(2,143)	(9,013)
Other	114	(117)	243	107	(167)	(241)	(90)	46	(452)	(50)	82	77	190	299	(137)	244	(8)	(249)	(150)	(23)	13	(130)	(140)
Cash provided (used) by operating activities	(8,740)	(12,152)	1,943	4,319	333	2,022	1,063	3,320	6,738	3,239	2,564	5,248	3,844	14,895	6,052	6,864	9,836	4,291	27,043	5,360	4,763	3,793	13,916

Investing activities
Acquistion of property and equipment	(3,031)	(2,265)	(1,184)	(1,584)	(761)	(858)	(1,004)	(957)	(3,580)	(1,078)	(1,070)	(1,124)	(1,697)	(4,969)	(1,140)	(2,770)	(1,020)	(2,828)	(7,758)	(1,987)	(1,351)	(1,426)	(4,764)
Business acquisitions	(236)	(739)	-	(150)	-	(406)	(95)	(190)	(691)	-	(1,012)	(23)	(10)	(1,045)	-	(8,731)	-	-	(8,731)	-	-	-	-
Change in short-term investments, net	-	-	-	-	-	-	(25,943)	(5,245)	(31,188)	11,488	(4,483)	3,298	(2,431)	7,872	(3,749)	(8,140)	(1,638)	(2,285)	(15,812)	1,549	(15,333)	(3,912)	(17,696)
Other	-	-	2	18	-	1	-	2	3	-	-	8	-	8	(10)	-		(3)	(13)	(29)	(32)	1	(60)
Cash used for investing activities	(3,267)	(3,004)	(1,182)	(1,716)	(761)	(1,263)	(27,042)	(6,390)	(35,456)	10,410	(6,565)	2,159	(4,138)	1,866	(4,899)	(19,641)	(2,658)	(5,116)	(32,314)	(467)	(16,716)	(5,337)	(22,520)

Financing activities
Net proceeds from (payments on) long-term debt	(8)	3,219	896	(2,433)	474	341	(2,713)	(15)	(1,913)	-	-	154	(7)	147	(7)	(7)	(9)	(32)	(55)	(7)	(8)	(10)	(25)
Proceeds from issuance of stock:
Preferred stock	14,955	1,026	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Common stock issued under employee benefit plans	93	46	90	88	111	90	105	870	1,176	588	1,217	1,767	1,706	5,278	432	567	363	1,359	2,721	643	536	509	1,688
Initial public offering, net of offering costs	-	-	-	-	(172)	(603)	41,462	(715)	39,972	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Other	(94)	-	-	-	(2)	-	-	-	(2)	-	-	-	-	-	-	-	-	400	400	49	160	19	228
Cash provided (used) by financing activities	14,946	4,291	986	(2,345)	411	(172)	38,854	140	39,233	588	1,217	1,921	1,699	5,425	425	560	354	1,727	3,066	685	688	518	1,891

Effect of foreign exchange rates	6	(5)	33	64	9	(27)	19	68	69	(26)	(79)	(26)	(125)	(256)	(8)	319	36	192	539	113	208	293	614

Net change in cash and cash equivalents	2,945	(10,870)	1,780	322	(8)	560	12,894	(2,862)	10,584	14,211	(2,863)	9,302	1,280	21,930	1,570	(11,898)	7,568	1,094	(1,666)	5,691	(11,057)	(733)	(6,099)

Cash and cash equivalents at beginning of period	14,183	17,128	6,258	8,038	8,360	8,352	8,912	21,806	8,360	18,944	33,155	30,292	39,594	18,944	40,874	42,444	30,546	38,114	40,874	39,208	44,899	33,842	39,208
Cash and cash equivalents at end of period	17,128	6,258	8,038	8,360	8,352	8,912	21,806	18,944	18,944	33,155	30,292	39,594	40,874	40,874	42,444	30,546	38,114	39,208	39,208	44,899	33,842	33,109	33,109

RightNow provides this information as of the "last updated" date above and makes no commitment to subsequently update the information.
You are encouraged to read RightNow's most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Supplemental Data Sheet
Unaudited		Fiscal Year						2004			2005					2006					2007
Last updated October 24, 2007		2000	2001	2002	2003	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	YTD

Revenue	Recurring	6,504	15,757	19,810	23,988	8,491	8,384	9,553	9,793	36,221	10,624	10,791	11,695	12,946	46,056	13,977	15,083	16,710	17,678	63,448	19,225	20,341	21,813	61,379
Mix	Perpetual	4,045	3,241	3,528	5,312	2,229	3,325	3,423	4,566	13,543	3,250	6,073	6,310	6,255	21,888	5,333	5,553	7,044	4,879	22,809	594	352	553	1,499
(in thousands)	Professional services	758	2,009	3,603	6,579	2,137	3,053	3,450	3,360	12,000	4,468	4,214	5,149	5,373	19,204	5,321	6,272	6,334	6,204	24,131	5,883	5,772	6,880	18,535
	Total	11,307	21,007	26,941	35,879	12,857	14,762	16,426	17,719	61,764	18,342	21,078	23,154	24,574	87,148	24,631	26,908	30,088	28,761	110,388	25,702	26,465	29,246	81,413

Revenue	Recurring	57%	75%	74%	67%	66%	56%	58%	55%	59%	58%	51%	51%	53%	53%	56%	56%	56%	61%	57%	75%	77%	74%	75%
Mix	Perpetual	36%	15%	13%	15%	17%	23%	21%	26%	22%	18%	29%	27%	25%	25%	22%	21%	23%	17%	21%	2%	1%	2%	2%
(% of total)	Professional services	7%	10%	13%	18%	17%	21%	21%	19%	19%	24%	20%	22%	22%	22%	22%	23%	21%	22%	22%	23%	22%	24%	23%

Revenue by	Americas	11,026	16,522	21,940	27,161	9,188	10,955	12,421	12,635	45,199	13,757	16,652	17,291	16,710	64,410	17,368	20,072	23,847	21,235	82,522	18,472	18,908	20,687	58,067
Geography	Europe	281	2,311	4,041	6,458	2,443	3,553	3,188	3,608	12,792	2,751	3,372	3,752	5,652	15,527	5,014	5,335	4,732	5,520	20,601	5,359	5,321	5,958	16,638
(in thousands)	Asia Pacific	-	2,174	960	2,260	1,226	254	817	1,476	3,773	1,834	1,054	2,111	2,212	7,211	2,249	1,501	1,509	2,006	7,265	1,871	2,236	2,601	6,708

Revenue by	Americas	98%	79%	81%	76%	71%	74%	76%	72%	73%	75%	79%	75%	68%	74%	71%	74%	79%	74%	74%	72%	72%	71%	72%
Geography	Europe	2%	11%	15%	18%	19%	24%	19%	20%	21%	15%	16%	16%	23%	18%	20%	20%	16%	19%	19%	21%	20%	20%	20%
(% of total)	Asia Pacific	0%	10%	4%	6%	10%	2%	5%	8%	6%	10%	5%	9%	9%	8%	9%	6%	5%	7%	7%	7%	8%	9%	8%

Deferred	Current	12,317	14,843	17,392	26,127	25,368	30,780	32,796	36,020		37,899	40,669	45,694	48,673		54,191	56,222	59,218	67,560		67,444	66,660	69,665
Revenue	Non-current	4,843	4,031	7,291	9,426	11,361	9,997	11,695	13,105		14,911	16,699	18,058	19,250		26,715	31,012	43,402	47,018		41,241	41,718	37,139
(in thousands)	Total	17,160	18,874	24,683	35,553	36,729	40,777	44,491	49,125		52,810	57,368	63,752	67,923		80,906	87,234	102,620	114,578		108,685	108,378	106,804

Term Receivables	Current	2,839	3,600	3,085	4,926	5,080	5,849	8,232	10,090		13,275	14,733	14,105	15,376		17,268	19,255	22,587	23,806		20,555	15,756	13,773
(in thousands)	Non-current	-	-	924	2,278	2,415	3,673	3,777	5,756		8,256	10,234	10,801	10,697		12,611	15,765	22,193	24,805		19,349	13,239	11,170
	Total	2,839	3,600	4,009	7,204	7,495	9,522	12,009	15,846		21,531	24,967	24,906	26,073		29,879	35,020	44,780	48,611		39,904	28,995	24,943

Net Deferred	Current	9,478	11,243	14,307	21,201	20,288	24,931	24,564	25,930		24,624	25,936	31,589	33,297		36,923	36,967	36,631	43,754		46,889	50,904	55,892
Revenue	Non-current	4,843	4,031	6,367	7,148	8,946	6,324	7,918	7,349		6,655	6,465	7,257	8,553		14,104	15,247	21,209	22,213		21,892	28,479	25,969
(in thousands)	Total	14,321	15,274	20,674	28,349	29,234	31,255	32,482	33,279		31,279	32,401	38,846	41,850		51,027	52,214	57,840	65,967		68,781	79,383	81,861

Customers	New	593	361	227	211	69	74	88	80	311	60	80	92	80	312	97	261	83	79	520	62	74	60	196
	Total (~)	1,000	1,100	900	1,000	1,100	1,200	1,200	1,200		1,300	1,300	1,400	1,500		1,500	1,700	1,800	1,800		1,800	1,800	1,800
	Interactions (in millions)	n/a	n/a	146	249	102	110	140	150	502	166	176	188	214	744	281	223	261	285	1,050	352	332	347	1,031

Employees	Worldwide	346	222	234	306	322	354	387	403		438	490	494	530		578	649	654	658		679	698	691

RightNow provides this information as of the "last updated" date above and makes no commitment to subsequently update the information.
You are encouraged to read RightNow's most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.